SECURITIES AND EXCHANGE COMMISSION

Washington, DC

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2007

JACUZZI BRANDS, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State of Incorporation)

1-14557	22-3568449
(Commission File Number)	(I.R.S. Employer Identification No.)

777 S. Flagler Drive, West Tower, Suite 1100 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

(561) 514-3838

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 10, 2007, Jacuzzi issued a press release announcing the extension of its previously announced tender offer and consent solicitation with respect to its 9 5/8% Senior Secured Notes due 2010. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01, including Exhibit 99.1, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	The exhibits listed below and in the accompanying Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit	Description

99.1	Press Release, dated January 10, 2007.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2007

JACUZZI BRANDS, INC.

By:	/s/ Steven C. Barre
Name:	Steven C. Barre
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated January 10, 2007.